UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

URANIUMCORE COMPANY
(Name of small business in its charter)

Delaware	0-5186	13-2643655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2725 Congress Street, San Diego, CA	92110
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:   (619) 297-2695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page - 1

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 28, 2006, we agreed to acquire a 75% interest from Rodinia Minerals, Inc. in their Coon Creek properties located in Gila County, Arizona by (1) issuing 500,000 UraniumCore common shares to Rodinia ; (2) by paying $50,000 to Rodinia; and (3) by agreeing to invest $300,000 in exploration expenditures on the Properties on or before the second anniversary of the acquisition of the properties. Both parties agreed that the 75% interest would vest upon the occurrence of the following: (1) the permits were issued; (2) the shares were issued; and (3) the $50,000.00 was received.

On June 13, 2006, the company agreed to acquire a 75% interest in two additional properties from Rodinia Minerals, Inc. and both parties agreed to renegotiate the acquisition of all four properties.

On August 11, 2006 we completed the Option Agreement with Rodinia Minerals, Inc., wherein Rodinia Minerals, Inc. (“Optionor”) granted to the Company (“Optionee”) the sole and exclusive right and option to acquire a 75% undivided right, title and interest in the “Suckerite”, “Pendleton Mesa”, “Coon Creek” and “Oak Creek” Uranium properties located in Gila County, Arizona, subject to the following terms below:

The Optionee can exercise the Option by issuing and registering the Shares, and making the payments to the Optionor, and incurring the expenditures, in the following amounts and by the dates indicated, all on and subject to the following terms and conditions, and the Option will terminate if the Optionee fails to make any of such payments, issue and register any of such Shares, incur such expenditures or otherwise satisfy the applicable terms and conditions hereof;

1.	by paying to Rodinia Fifty-Thousand Dollars ($50,000) on execution of this Agreement;

2.
by issuing and delivering the 4,000,000 Common Shares of the Company to Rodinia and, thereafter, forthwith filing registration statements on Form SB2 with the SEC on the following basis to register the Shares under the Securities Act;

(i)
in respect of 25% of the Suckerite Property Shares, within 28 days of the Suckerite Property Permit Approval Date and, thereafter, in respect of each additional 25% of the Suckerite Property Shares, on or before each of the first, second and third anniversaries of the Suckerite Property Permit Approval Date;

(ii)
in respect of 25% of the PM Property Shares, within 28 days of the PM Property Permit Approval Date and, thereafter, in respect of each additional 25% of the PM Property Shares, on or before each of the first, second and third anniversaries of the PM Property Permit Approval Date;

Page - 2

(iii) in respect of 25% of the Coon Creek Property Shares, within 28 days of the Coon Creek Property Permit Approval Date and, thereafter, in respect of each additional 25% of the Coon Creek Property Shares, on or before each of the first, second and third anniversaries of the Coon Creek Property Permit Approval Date;

(iv) in respect of 25% of the Oak Creek Property Shares, within 28 days of the Oak Creek Property Permit Approval Date and, thereafter, in respect of each additional 25% of the Oak Creek Property Shares, on or before each of the first, second and third anniversaries of the Oak Creek Property Permit Approval Date;

3.
by incurring an aggregate of Two Million Dollars ($2,000,000) in exploration expenditures (including Direct Project Costs and Expenditures) on the Properties on or before the fourth Anniversary Date, as follows;

(iii)	not less than an aggregate of Three Hundred Thousand Dollars ($300,000) on or before the first Anniversary Date;

(iv)	not less than an aggregate of Eight Hundred Thousand Dollars ($800,000) on or before the second Anniversary Date;

(v)	not less than an aggregate of One Million Three Hundred Thousand Dollars ($1,300,000) on or before the third Anniversary Date;

(vi)	not less than an aggregate of Two Million Dollars ($2,000,000) on or before the fourth Anniversary Date;

including a minimum of One Hundred and Fifty Thousand Dollars ($150,000) in exploration expenditures (including Direct Project Costs and Expenditures) on each Property on or before the second Anniversary Date failing which, in respect of any Property, such Property shall cease to be included in this Agreement and subject to the Option; provided, however, that, in doing so, the Optionee shall indemnify and hold the Optionor harmless from and against all suits, claims, demands, costs, liabilities, losses and expenses that may arise as a result of the Optionee’s activities on or in respect of the Properties.

The Company has exercised the Option to acquire the 75% interest in the four properties and has paid the $50,000.00 to Rodinia Minerals, Inc. The Company has reserved 4,000,000 shares of Common Shares for issuance and will deliver them to Rodinia Minerals, Inc. pursuant to the terms of the Option Agreement.

Page - 3

SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(A) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)
On August 11, 2006, the Board of Directors approved the dismissal of Malone & Bailey, P.C. as its independent registered public accounting firm effective immediately. There were no disagreements between us and Malone & Bailey, P.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope and procedures, which would cause them to make reference to the subject matter of a disagreement in connection with their report from February 7, 2005 or in any subsequent interim period through August 11, 2006.  On September 6, 2006 the Company provided Malone & Bailey with its disclosures in this Form 8-K/A and requested in writing that Malone & Bailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  Malone & Bailey’s response is filed as an exhibit to this Current Report on Form 8-K/A.

(ii)
The report of Malone & Bailey, on the financial statements for the past fiscal year, the term of its engagement, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle.  The report contained a “going concern” modification.

(iii)
In connection with its audit for the most recent fiscal year and through August 11, 2006, there have been no disagreements with Malone & Bailey, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)	During the last fiscal year and through August 11, 2006, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(B) NEW INDEPENDENT ACCOUNTANTS.

On August 11, 2006, Moore & Associates, Chartered Accountants and Advisors, were engaged to provide Auditors' Reports on the annual financial statements of the Company for the fiscal year end 2006, and to conduct review engagements on the Company's non-annual quarterly financial statements on an ongoing basis thereafter.  The change of accountant was approved by majority consent of the board of directors. During the two most recent fiscal years and through August 11, 2006, the Registrant has not consulted with Moore & Associates regarding: <?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

(i)
the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant’s financial statements; nor has any written report or oral advice been provided to the Registrant by Moore & Associates.

(ii)
any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K. The Registrant has engaged Moore & Associates as its new independent accountants as of August 11, 2006.

The former accountant’s report on our financial statements does not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to uncertainty, auditing scope or accounting principles. Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

Page - 4

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 3, 2006, President and Director Marc Applbaum appointed Bob Lunde to become a member of the Board of Directors.  Mr. Applbaum then appointed Michael Forster to serve as President of this Issuer and appointed Mark Lotz as Chief Financial Officer. Mr. Applbaum has resigned as President of the Company, but will stay on as a member of the Board of Directors of the Company.

All directors will serve until our next annual meeting, or until his successor has been appointed. Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated.

There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors.   There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of our affairs.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of June 30, 2006, stock ownership of each executive officer and director, of all executive officers and directors as a group, and of each person known to be a beneficial owner of 5% or more of our common stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Bobby Vavithis, Majority Shareholder Kos Kefalos, Dodekanis, Greece	147,569 Series F	95.5%
Bob Lunde, Director	0	0%
Michael Forster, President 3940-7 Broad Street, #200 San Luis Obispo, CA 93401	0	0%
Mark Lotz, Chief Financial Officer	0	0%
Marc Applbaum, Director 3177 Via Alicante, #248 La Jolla, CA 92037	0	0%
All officer and directors as a group	0	0%
Total	147,569 Series F	95.5%

Page - 5

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Option Agreement dated June 13, 2006, by and among UraniumCore Company, a Delaware corporation, and Rodinia Minerals, Inc.

(b)  Exhibits

Exhibit 16.1 Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UraniumCore Company

By: /s/ Michael Forster
President

Date: August 16, 2006

Page - 6

Exhibit Index

Exhibit No.              Description_
16.1                                      Letter regarding change in certifying accountant

Page - 7

September 6, 2006

<?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />U.S. Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549

Re:       UraniumCore

We have read the statements under Item 4.01 of the Form 8-K report dated August 15, 2006 regarding our firm.  We agree with the statements reported therein under section A and have no basis to disagree with statements reported under section B.

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

Page - 8